                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 April 7, 1994


                              LAFARGE CORPORATION

            (Exact name of Registrant as specified in its charter)


     Maryland                       0-11936                    58-1290226
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)            Identification No.)
   incorporation)





         11130 Sunrise Valley Drive, Suite 300, Reston, Virginia  22091
                    (Address of principal executive offices)





              Registrant's telephone number, including area code:

                                 (703) 264-3600

Item 5.      Other Events.

On April 7, 1994, a panel of the U.S. Court of Appeals for the Fourth Circuit vacated and reversed the judgment of the U.S. District Court in the Lone Star Case (as described in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993). The appeals court panel remanded the case for a new trial, allowing Lone Star to amend its complaint to assert claims for double or treble damages under Massachusetts law. A retrial of the case would re-open all issues of liability and damages pled by Lone Star, and would also include the new claims under Massachusetts law. The Registrant plans to file a petition asking the Fourth Circuit to reconsider its decision.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LAFARGE CORPORATION



                                               By:    /s/ Jean-Pierre Cloiseau
                                                  ------------------------------
                                                            Jean-Pierre Cloiseau

                                               Title:  Executive Vice President


Date:   April 13, 1994